UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 16, 2008

COMPUTER SCIENCES CORPORATION
(Exact name of Registrant as specified in its charter)

Nevada	1-4850	95-2043126
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3170 Fairview Park Drive	22042
Falls Church, Virginia	(Zip Code)
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code (703) 876-1000

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

 (a)    Computer Sciences Corporation (“CSC” or the “Company”) is filing this Form 8-K to update the financial information in the Company’s Annual Report on Form 10-K for the fiscal year ended March 28, 2008 to reflect revised financial information and disclosures as a result of our segment restructuring as described below.

    As a result of Project Accelerate, the Company’s comprehensive growth strategy, the Company restructured its management and reporting structure into three lines of business, North American Public Sector, Global Outsourcing Services and Business Solutions and Services during the first quarter of fiscal 2009.  These changes have resulted in changes to the Company’s reportable segments pursuant to Statement of Financial Accounting Standards (SFAS) No. 131, “Disclosure about Segments of an Enterprise and Related Information.”  After the application of the guidance in SFAS No. 131 to its new management and reporting structure, the Company determined it has five reportable segments.  The following is a description of the reportable segments that resulted from these changes.

•
Business Solutions and Services (BS&S) – Consulting.  The BS&S − Consulting segment enables the Company to provide industry specific consulting and systems integration services, business process outsourcing, and intellectual property (IP)-based software solutions.  These service offerings and clientele overlap and the Company draws on multiple operating segments within BS&S – Consulting to serve clients.  These operating segments have similar economic characteristics, products, services, customers and methods of operations and, as a result, are aggregated for segment reporting purposes.

•
Business Solutions and Services – Financial Services Sector. The BS&S − Financial Services Sector segment primarily provides information technology and business process outsourcing services to financial services companies in domestic and international markets.

•
Business Solutions and Services – Other. The Company’s remaining operating segments do not meet the quantitative thresholds for separate disclosure and do not meet the aggregation criteria as indicated in SFAS No. 131.  As a result, these operating segments are reported as “other” as required by SFAS No. 131.  Because each of these other operating segments are within the Company’s BS&S service line, the Company has labeled this group of operating segments as BS&S − Other. The operating segments comprising BS&S − Other includes the Company’s non-GOS operations in Australia and Asia and the Company’s India operations.

•
Global Outsourcing Services (GOS). The Global Outsourcing Services segment provides large-scale outsourcing solutions offerings as well as midsize services delivery to customers globally.  The Global Outsourcing Services operating segment represents a separate reportable segment under the Company’s new operating structure.

•
North American Public Sector (NPS). The North American Public Sector segment operates principally within a regulatory environment subject to governmental contracting and accounting requirements, including Federal Acquisition Regulations, Cost Accounting Standards and audits by various U.S. Federal agencies.  The North American Public Sector operating segment represents a separate reportable segment under the Company’s new operating structure.

The alignment of the lines of business with the reportable segments is as follows:

Lines of Business	Reportable Segments
Business Solutions and Services	BS&S – Consulting
BS&S − Financial Services Sector
BS&S − Other
Global Outsourcing Services	Global Outsourcing Services
North American Public Sector	North American Public Sector

Pursuant to guidance provided by the U.S. Securities and Exchange Commission (the “SEC”), the Company has recast the following items that were contained in the Company’s Annual Report on Form 10-K for the year ended March 28, 2008, filed on May 27, 2008 (the “Form10-K”) to reflect these changes in reportable segments.  The following exhibits filed with this Form 8-K and incorporated herein by reference update and supersede only those portions of the Form 10-K for the fiscal year ended March 28, 2008 that are most affected by our recent segment reorganization.

•	Exhibit 99.01: Item 1, “Business”;

•	Exhibit 99.02: Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; and

•	Exhibit 99.03: Item 8, “Financial Statements and Supplementary Data.”

 The information included in and with this Current Report on Form 8-K is presented for information purposes only in connection with these changes in our reportable segments.  The changes to Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” are to refer to the consolidated operating segment structure that we adopted in fiscal 2009, and to report revenues consistently with this presentation.  The changes to Item 8, “Financial Statements and Supplementary Data,” are to amend Notes 3, 4 and 15 to report Revenue, Operating income, Depreciation and amortization expense and Goodwill for the reportable segments consistently with this presentation.

      All other information in the Form 10-K has not been updated for events or developments that occurred subsequent to the filing of the Form 10-K with the SEC.  For developments since the filing of the Form 10-K, please refer to the Company’s Quarterly Reports on Form 10-Q for the periods ended July 4, 2008 and October 3, 2008, and the Company’s Forms 8-K filed since the filing of the Form 10-K.  The information in this Form 8-K, including exhibits, should be read in conjunction with the Form 10-K and subsequent SEC filings.

(b)	In addition, the Company is reporting on the following recent developments with respect to certain of its pending litigation matters:

In the course of business, discrepancies or claims may arise as to the use or reliability of various software products provided by the Company for its customers. On February 7, 2005, the Company was named, along with other vendors to the insurance industry and dozens of insurance companies in Hensley, et al. vs. Computer Sciences Corporation, et al. filed as a putative nationwide class action in state court in the Circuit Court of Miller County, Arkansas shortly before President Bush signed the Class Action Fairness Act into law. The plaintiffs allege the defendants conspired to wrongfully use software products licensed by the Company and the other software vendors to reduce the amount paid to the  licensees' insured for bodily injury claims.  Plaintiffs also allege wrongful concealment of the manner in which these software programs evaluate claims and wrongful concealment of information about alleged inherent errors and flaws in the software.  Plaintiffs seek injunctive and monetary relief of less than $75,000 for each class member, as well as attorney's fees and costs.  The Company is vigorously defending itself against the allegations.  On June 11, 2008 the court granted plaintiffs’ motion to sever certain defendants, including the Company, from the Hensley litigation.   As a result, the Company continues as a defendant in the Hensley litigation and is also now a defendant in a separate putative class action pending in the Circuit Court of Miller  County,  Arkansas (styled Basham, et al. vs. Computer Sciences Corporation,  et  al.), along with certain insurance companies previously named as defendants in the Hensley litigation.  In July 2008 the court issued a scheduling order in the Hensley litigation setting a class certification hearing date of December 2, 2008.  No class certification date has been set in the Basham litigation at this time.  During the second and third quarters of fiscal 2009 the Company, along with certain other defendants in the Hensley and Basham litigation, engaged in settlement discussions with legal counsel representing the putative class members through mediation proceedings facilitated by an independent mediator.  These discussions are continuing and, as a result, the class certification hearing previously set for December 2, 2008 was cancelled by the Court upon joint motion of the Company and plaintiffs.  There can be no assurance that the Company will reach an agreement with plaintiffs' legal counsel on settlement terms acceptable to the Company.

Forward−Looking Statements

All statements and assumptions contained in this Form 8-K and in the documents attached that do not directly and exclusively relate to historical facts constitute “forward−looking statements” within the meaning of the Safe Harbor provisions of the Private Securities Litigation Reform Act of 1995.  Forward−looking information contained in these statements include, among other things, statements with respect to CSC’s financial condition, results of operations, cash flows, business strategies, operating efficiencies or synergies, competitive positions, growth opportunities, plans and objectives of management, and other matters. Such statements are subject to numerous assumptions, risks, uncertainties and other factors, many of which are outside of CSC’s control, which could cause actual results to differ materially from the results described in such statements.  We have not updated our forward−looking statements made as of the original filing date of the Form 10−K to account for subsequent events.

Item 9.01.  Financial Statements and Exhibits

(d)  Exhibits

Exhibit Number	Exhibit Title or Description

23.01	Consent of Independent Registered Public Accounting Firm

99.01	Item 1, Business

99.02	Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations.

99.03	Item 8, Consolidated Financial Statements and Supplementary Data

SIGNATURE

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       Computer Sciences Corporation

Date: December 16, 2008                                                                           By: /s/ Michael J. Mancuso________
 Michael J. Mancuso
 Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Exhibit Title or Description

23.01	Consent of Independent Registered Public Accounting Firm

99.01	Item 1, Business

99.02	Item 7, Management’s Discussion and Analysis of Financial Condition and Results of Operations

99.03	Item 8, Consolidated Financial Statements and Supplementary Data